UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 24, 2003

                               CONMED CORPORATION

             (Exact name of registrant as specified in its charter)


             New York                    0-16093                  16-0977505
(State or other jurisdiction of       (Commission           (I.R.S. Employer
 incorporation or organization)       File Number)           Identification No.)

   525 French Road, Utica, New York                                  13502
(Address of principal executive offices)                           (Zip Code)


                                 (315) 797-8375
              (Registrant's telephone number, including area code)


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Item 7. Financial Statements and Exhibits

               (c)  Exhibits

               The following is furnished as an Exhibit to this report:

               Exhibit No.       Description of Exhibit

               99.1 Press Release dated October 24, 2003, issued by CONMED Corporation

Item 12. Results of Operations and Financial Condition

On October 24, 2003, CONMED Corporation issued a press release announcing third quarter and first nine months of 2003 results. The press release is attached hereto as Exhibit 99.1

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 CONMED CORPORATION
                                                 (Registrant)


                                                 By:/s/ Robert D. Shallish, Jr.
                                                    ----------------------------
                                                    Vice President-Finance and
                                                    Chief Financial Officer



Date:     October 28, 2003



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                                  EXHIBIT INDEX


Exhibit No.                     Exhibit Description

   99.1        Press Release, dated October 24, 2003, issued by CONMED
               Corporation